FOURTH AMENDMENT
                             Dated as of April 13, 2001
                                         to
                  Amended and Restated Receivables Loan Agreement
                Amended and Restated Receivables Purchase Agreement
                    Amended and Restated Subordination Agreement
                       Amended and Restated Limited Guaranty
                         each Dated as of December 23, 1998

THIS AMENDMENT (the "Amendment"), dated as of April 13, 2001, is entered into among BWA Receivables Corporation (the "Borrower"), BorgWarner Inc. ( "BWI" and in its capacity as Collection Agent, the "Collection Agent"), BorgWarner Diversified Transmission Products Inc. ("DTP"), BorgWarner Air/Fluid Systems Inc. ("AFS"), BorgWarner Morse TEC Inc. ("TEC"), BorgWarner Transmission Systems Inc. ("TS"), BorgWarner TorqTransfer Systems Inc. ("TTS"), BorgWarner Turbo Systems Inc. ("Turbo"), BorgWarner Fuel Systems Inc. ("Fuel"), and BorgWarner Cooling Systems Inc. ("CSC"), Windmill Funding Corporation, a Delaware corporation ("Windmill"), ABN AMRO Bank N.V., as Windmill's program letter of credit provider (the "Program LOC Provider"), the Bank listed on the signature page hereof (the "Bank") and ABN AMRO Bank N.V., as agent for Windmill, the Program LOC Provider and the Banks (the "Agent").

Reference is hereby made to (i) that certain Amended and Restated Receivables Loan Agreement, dated as of December 23, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Loan Agreement"), among the Borrower, the Collection Agent, Windmill, the Program LOC Provider, the Bank and the Agent, (ii) that certain Amended and Restated Receivables Purchase Agreement, dated as of December 23, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Purchase Agreement"), among DTP, AFS, TEC, TS, TTS, Turbo, Fuel, Cooling and the Borrower, (iii) that certain Amended and Restated Limited Guaranty, dated as of December 23, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "guaranty"), by BWI, DTP, AFS, TEC, TS, TTS, Turbo, Fuel and Cooling in favor of the Borrower and (iv) that certain Amended and Restated Subordination Agreement, dated as of December 23, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Subordination Agreement"), among DTP, AFS, TEC, TS, TTS, Turbo, Fuel Cooling, the Borrower and Agent (each of the Loan Agreement, Purchase Agreement, Guaranty and Subordination Agreement being referred to herein individually as an "Amended Agreement" and collectively as the "Amended Agreements"). Terms used herein and not otherwise defined herein which are defined in each Amended Agreement or the other Transaction Documents (as defined in the Loan Agreement) shall have the same meaning herein as defined therein.

     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENTS TO LOAN AGREEMENT. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 5, upon execution by the parties hereto in the space provided for that purpose below, the Loan Agreement shall be, and it hereby is, amended as follows:

     (a) The defined term ""Originator "" appearing in Section 1.1 of the Loan Agreement is amended in its entirety to be and to read as follows:

     " "Originator "" shall mean each of the following Delaware corporations:
BorgWarner Diversified Transmission Products Inc.; BorgWarner Air/Fluid Systems Inc.; BorgWarner Morse TEC Inc.; BorgWarner Transmission Systems Inc.; BorgWarner TorqTransfer Systems Inc.; BorgWarner Turbo Systems Inc. And BorgWarner Cooling Systems Inc.

     (b) Exhibit C, Exhibit G and Exhibit H to the Loan Agreement are each amended in their entirety to be and to read as set forth on Annex I hereto.

     SECTION 2. AMENDMENTS TO PURCHASE AGREEMENT. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 5, upon execution by the parties hereto in the space provided for that purpose below, the Purchase Agreement shall be, and it hereby is, amended as follows:

     (a) The first paragraph of the Purchase Agreement is amended in its entirety to be and to read as follows:

          " "Amended and Restated Receivables Purchase Agreement (this " "Agreement ""), dated as of December 23, 1998, by and among BorgWarner Diversified Transmission Products Inc. (" "DTP ""), BorgWarner Air/Fluid Systems Inc. (" "AFS ""), BorgWarner Morse TEC Inc. (" "TEC ""), BorgWarner Transmission Systems Inc. (" "TS ""), BorgWarner TorqTransfer Systems Inc. (" "TTS ""), BorgWarner Turbo Systems Inc. (" "Turbo "") and BorgWarner Cooling Systems Inc. (" "CSC "" and collectively with DTP, AFS, TEC,
TTS, TS and Turbo, the " "Sellers
"") and BWA Receivables Corporation (the " "Purchaser "")."

     (b) Exhibit D and Exhibit E to the Purchase Agreement are each amended in their entirety to be and to read as set forth on Annex II hereto.

     SECTION 3. AMENDMENT TO GUARANTY. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in
Section 5, upon execution of the parties hereto in the space provided for that purpose below, the Guaranty shall be, and it hereby is, amended by amending in its entirety the first paragraph of the Guaranty to be and to read as follows:

      "Amended and Restated Limited Guaranty (this "Guaranty), dated as of December 23, 1998, made by BorgWarner Inc. ("BWI"), BorgWarner Diversified Transmission Products Inc. ("DTP"), BorgWarner Air/Fluid Systems Inc. ("AFS"), BorgWarner Morse TEC Inc. ("TEC"), BorgWarner Transmission Systems Inc. ("TS"), BorgWarner TorqTransfer Systems Inc. ("TTS"), BorgWarner Turbo Systems Inc. ( "Turbo") and BorgWarner Cooling Systems Inc. ("CSC" and collectively with DTP, AFS, TEC, TS, Turbo, and Fuel the "Originators" and collectively with BWI, DTP, AFS, TEC, TTS, TS and Turbo the "Guarantors"), in favor of BWA Receivables Corporation (the "Beneficiary")."

     SECTION 4. AMENDMENT TO SUBORDINATION AGREEMENT. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 5, upon execution by the parties hereto in the space provided for that purpose below, the Subordination Agreement shall be, and it hereby is, amended by amending in its entirety the first paragraph of the Subordination Agreement to be and to read as follows:

     "Amended and Restated Subordination Agreement (this "Subordination Agreement"), dated as of December 23, 1998, by and among BorgWarner Inc. ("BWC"), BorgWarner Diversified Transmission Products Inc. ("DTP"), BorgWarner Air/Fluid Systems Inc. ("AFS"), BorgWarner Morse TEC Inc. ("TEC "), BorgWarner Transmission Systems Inc. ("TS"), BorgWarner TorqTransfer Systems Inc. ("TTS"), BorgWarner Turbo Systems Inc. ("Turbo") and BorgWarner Cooling Systems Inc. ("CSC" and collectively with DTP, AFS, TEC, TS, TTS and Turbo the "Subordinated Creditors "), BWA Receivables Corporation (the "Borrower"), and ABN AMRO Bank N.V., as agent for the Lenders (as defined below) (in such capacity, the "Agent "), for the benefit of the Agent and the Lenders (the Agent and the Lenders being collectively referred to herein as the "Senior Creditors "). "

     SECTION 5. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

     (a) Each of the parties hereto shall have accepted this Amendment in the spaces provided for that purpose below.

     (b) All other legal matters incident to the execution and delivery hereof and to the transactions contemplated hereby shall be satisfactory to the Agent.

     SECTION 6. Each Amended Agreement, as amended and supplemented hereby or as contemplated herein, and all rights and powers created thereby and thereunder or under the other Transaction Documents and all other documents executed in connection therewith, are in all respects ratified and confirmed. From and after the date hereof, each Amended Agreement shall be amended and supplemented as herein provided, and, except as so amended and supplemented, each Amended Agreement, each of the other Transaction Documents and all other documents executed in connection therewith shall remain in full force and effect.

     SECTION 7. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument.

     SECTION 8. This Amendment shall be governed and construed in accordance with the internal laws of the State of Illinois.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                         ABN AMRO BANK N.V. as the Agent, as a
                         Bank and as the Program LOC Provider

                         By:
                         Title:

                         WINDMILL FUNDING CORPORATION

                         BWA RECEIVABLES CORPORATION

                         BORGWARNER INC.

                         BORGWARNER DIVERSIFIED TRANSMISSION PRODUCTS INC.

                         BORGWARNER AIR/FLUID SYSTEMS INC.

                         BORGWARNER MORSE TEC INC.

                         BORGWARNER TRANSMISSION SYSTEMS INC.

                         BORGWARNER TORQTRANSFER SYSTEMS INC.

                         BORGWARNER TURBO SYSTEMS INC.

                         BORGWARNER FUEL SYSTEMS INC.
                         BORGWARNER COOLING SYSTEMS INC.